As filed with the Securities and Exchange Commission on September 18, 2006

Registration Nos. 333-_____
Investment Company Act File No. 811-06312

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No. ____   |_| Post-Effective Amendment No. ___

(Check appropriate box or boxes)

THE LAZARD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

(212) 632-6000
(Area Code and Telephone Number)

30 Rockefeller Plaza, New York, New York 10112
(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

Nathan A. Paul, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Service)

copy to:

Stuart H. Coleman, Esq.
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on October 18, 2006 pursuant to Rule 488.

          An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.

THE LAZARD FUNDS, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO. Part A	PROSPECTUS/PROXY STATEMENT CAPTION

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Fee Table, Synopsis and Risk Factors	Summary and Information About the Portfolios

Item 4.	Information About the Transaction	Notice to Shareholders; Summary and Information About the Portfolio; Reasons for the Exchange; Information About the Exchange

Item 5.	Information About the Registrant	Notice of Special Meeting of Shareholders; Summary and Information About the Portfolios; Reasons for the Exchange; Information About the Exchange; Additional Information About Each Portfolio

Item 6.	Information About the Fund Being Acquired	Notice of Special Meeting of Shareholders; Summary and Information About the Portfolios; Reasons for the Exchange; Information About the Exchange; Additional Information About Each Portfolio

Item 7.	Voting Information	Notice of Special Meeing of Shareholders; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant dated May 1, 2006(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of the Registrant dated May 1, 2006(1)

Item 14.	Financial Statements	Annual Report of Registrant for the fiscal year ended December 31, 2005(2); Semi-Annual Report of Registrant for the semi-annual fiscal period ended June 30, 2006(3)

PART C Item 15. Item 16. Item 17.	Indemnification Exhibits Undertakings

_________________

(1)

Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A, filed April 28, 2006 (File No. 33-40682), and to the filing made pursuant to Rule 497 under the Securities Act of 1933, as amended, on May 5, 2006.

(2)	Incorporated herein by reference to Item 1 of the Registrant's Report on Form N-CSR, filed March 9, 2006 (File No. 811-06312).

(3)	Incorporated herein by reference to Item 1 of the Registrant's Report on Form N-CSR, filed September 6, 2006 (File No. 811-06312).

LAZARD EQUITY PORTFOLIO
c/o The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112

Dear Shareholder:

          The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved a proposal to exchange the assets, and assume the liabilities, of Lazard Equity Portfolio ("Equity Portfolio"), attributable to its Institutional Shares and Open Shares, for Institutional Shares and Open Shares, respectively, of Lazard U.S. Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio"), each a series of the Fund. Promptly thereafter, Equity Portfolio will distribute pro rata U.S. Strategic Equity Portfolio shares received in the exchange (the "Exchange") to its shareholders. Thus, each shareholder of Equity Portfolio will receive a number of Institutional Shares or Open Shares of U.S. Strategic Equity Portfolio (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Institutional or Open Shares, respectively, of Equity Portfolio as of the date of the Exchange. The Exchange will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the Exchange.

          Each Portfolio has the same investment adviser, distributor and investment objective. The Portfolios also have similar management policies. The substantive differences between Equity Portfolio and U.S. Strategic Equity Portfolio are set forth in the attached Prospectus/Proxy Statement, which you are encouraged to read carefully. The Fund's Board believes that the Exchange will permit shareholders of Equity Portfolio to pursue similar investment goals in a larger fund that has an lower expense ratio.

          After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization. The Directors believe that the proposal set forth in the enclosed notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote FOR the proposal.

          Remember, your vote is extremely important, no matter how large or small your Equity Portfolio holdings.

          Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-823-6300.

Sincerely, Charles Carroll President

October 19, 2006

LAZARD EQUITY PORTFOLIO
c/o The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112

Notice of Special Meeting of Shareholders

Dear Shareholder:

          A Special Meeting of Shareholders of Lazard Equity Portfolio ("Equity Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, Conference Room A, New York, New York, on Wednesday, November 29, 2006 at 3:00 p.m. to consider the following proposals:

1.

To approve a Plan of Reorganization providing for the transfer of all of the assets of Equity Portfolio to Lazard U.S Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio"), a series of the Fund, in exchange for U.S. Strategic Equity Portfolio's Institutional Shares and Open Shares, having an aggregate net asset value equal to the value of Equity Portfolio's assets and the assumption by U.S. Strategic Equity Portfolio of Equity Portfolio's liabilities (the "Reorganization"). Institutional Shares and Open Shares of U.S. Strategic Equity Portfolio received by Equity Portfolio in the Reorganization will be distributed by Equity Portfolio to shareholders of its Institutional Shares and Open Shares, respectively, in liquidation of Equity Portfolio, after which Equity Portfolio will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on October 13, 2006, will be entitled to receive notice of and to vote at the meeting.

By order of the Board of Directors, Nathan A. Paul Secretary, The Lazard Funds, Inc.

October 19, 2006
New York, New York

WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE PORTFOLIO WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE PORTFOLIO WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE PORTFOLIO TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER PORTFOLIO SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

Lazard Equity Portfolio
(a series of The Lazard Funds, Inc.)

To And In Exchange For Institutional and Open Shares Of

Lazard U.S. Strategic Equity Portfolio
(a series of The Lazard Funds, Inc.)

_________________

PROSPECTUS/PROXY STATEMENT

October 19, 2006

_________________

Special Meeting of Shareholders
To Be Held on Wednesday, November 29, 2006

          This Prospectus/Proxy Statement is furnished by the Board of Directors (the "Board") of The Lazard Funds, Inc. (the "Fund"), an open-end management investment company, in connection with a proposed exchange of the assets and assumption of the liabilities, of Lazard Equity Portfolio ("Equity Portfolio"), for shares of Lazard U.S. Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio" and, together with Equity Portfolio, the "Portfolios"), each a diversified series of the Fund, as further described in this Prospectus/Proxy Statement (the "Exchange").

          A Special Meeting of Shareholders of Equity Portfolio will be held at the offices of the Fund, 30 Rockefeller Plaza, 58th Floor, Conference Room A, New York, New York 10112, on Wednesday, November 29, 2006 at 3:00 p.m. to consider the proposed Exchange. The Exchange is expected to occur after the close of business on December 1, 2006 or shortly thereafter (the "Closing Date").

          This Prospectus/Proxy Statement will be mailed to Equity Portfolio's shareholders on or about October 19, 2006 to shareholders of record as of the close of business on October 13, 2006. This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Portfolios that you should know before voting on the proposal or investing in U.S. Strategic Equity Portfolio.

           U.S. Strategic Equity Portfolio's Prospectus dated May 1, 2006 accompanies this Prospectus/Proxy Statement, and is incorporated into this Prospectus/Proxy Statement by reference. For a free copy of Equity Portfolio's most-recent Prospectus, please write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-823-6300. You also may obtain a copy of the Portfolios' prospectuses on the Fund's website at www.LazardNet.com

          A Statement of Additional Information, dated October 19, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Portfolios which you can access for free. For a free copy of the Statement of Additional Information, write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-823-6300.

          The Fund's Annual Report for the fiscal year ended December 31, 2005 and Semi-Annual Report for the fiscal period ended June 30, 2006, which highlights certain important information such as investment performance and expense and financial information, and which have been filed with the Commission, are incorporated by reference herein, to the extent the information pertains to the Portfolios. For a free copy of the Fund's Annual and Semi-Annual Reports, write to the Fund at its principal executive offices, located at 30 Rockefeller Plaza, New York, New York 10112, or call 1-800-823-6300. You also may obtain a copy of the Fund's Annual and Semi-Annual Reports on the Fund's website at www.LazardNet.com

          Shareholders are entitled to one vote for each share of common stock of Equity Portfolio, par value $0.001 per share, held and fractional votes for each fractional share held.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus/Proxy Statement or determined whether this Prospectus/Proxy Statement is truthful or complete. Anyone who tells you otherwise is committing a crime.

An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program and involves certain risks, including the possible loss of principal.

TABLE OF CONTENTS

SUMMARY AND INFORMATION ABOUT THE PORTFOLIOS

REASONS FOR THE EXCHANGE

INFORMATION ABOUT THE EXCHANGE

ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO

VOTING INFORMATION

FINANCIAL STATEMENTS AND EXPERTS

OTHER MATTERS

NOTICE TO BANKS, BROKER/DEALERS AND THEIR NOMINEES

APPENDIX A: PLAN OF REORGANIZATION

APPENDIX B: ARTICLES OF AMENDMENT	4 10 11 13 16 17 17 17 A-1 B-1

SUMMARY AND INFORMATION ABOUT THE PORTFOLIOS

          Each Portfolio has the same investment adviser, distributor and investment objective. The Portfolios also have similar management policies. The substantive differences between Equity Portfolio and U.S. Strategic Equity Portfolio are set forth in this Prospectus/Proxy Statement.

          U.S. Strategic Equity Portfolio's Prospectus dated May 1, 2006 and the Fund's Annual Report for the fiscal year ended December 31, 2005, including each Portfolio's audited financial statements and the Fund management's discussion of each Portfolio's performance for the fiscal year, accompany this Prospectus/Proxy Statement. The Fund's Semi-Annual Report for the fiscal period ended June 30, 2006, which highlights certain important information, such as investment performance and expense and financial information, and which has been filed with the Commission, is incorporated by reference herein, to the extent the information pertains to the Portfolios.

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Portfolios' Prospectuses and the Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A (the "Plan").

          Proposed Transaction. The Fund's Board of Directors, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), has unanimously approved the Plan. The Plan provides that, subject to the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of Equity Portfolio, Equity Portfolio will transfer to U.S. Strategic Equity Portfolio all of its assets and liabilities, attributable to its Institutional Shares and Open Shares, in exchange for Institutional Shares and Open Shares, respectively, of U.S. Strategic Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the Institutional Shares and Open Shares, respectively, of Equity Portfolio as of the Closing Date. Equity Portfolio will distribute such U.S. Strategic Equity Portfolio shares among its shareholders. Each Institutional and Open shareholder of Equity Portfolio will receive shares (or fractions thereof) of the corresponding class of U.S. Strategic Equity Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Institutional Shares or Open Shares of Equity Portfolio as of the Closing Date. Contemporaneously therewith, upon the effectiveness of the amendment to the Fund's Articles of Incorporation described herein, Equity Portfolio will be terminated as a series of the Fund and its Open Shares and Institutional Shares will be reclassified as Open Shares and Institutional Shares, respectively, of U.S. Strategic Equity Portfolio having the aggregate net asset value described above.

          As a result of the Exchange, each shareholder of Equity Portfolio will cease to be a shareholder of such Portfolio and will become a shareholder of U.S. Strategic Equity Portfolio as of the close of business on the Closing Date.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of Equity Portfolio and its shareholders and that the interests of existing shareholders of Equity Portfolio would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

          Tax Consequences. The Exchange is designed to qualify, for federal income tax purposes, as a tax-free reorganization. As a condition to the closing of the Exchange, each Portfolio will receive an opinion of counsel to the effect that, for federal income tax purposes, (1) no gain or loss will be recognized by Equity Portfolio shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of U.S. Strategic Equity Portfolio shares received by an Equity Portfolio shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Equity Portfolio shares, and (3) the holding period and tax basis of Equity Portfolio's assets transferred to U.S. Strategic Equity Portfolio as a result of the Exchange will be the same as the holding period and tax basis of such assets held by Equity Portfolio immediately prior to the Exchange. See "Information about the Exchange—Federal Income Tax Consequences."

          Comparison of the Portfolios. The following discussion is qualified by the more complete information in the Portfolios' Prospectuses.

          Management Policies. Each Portfolio is a separate diversified series of the Fund, an open-end, management investment company, and is advised by Lazard Asset Management LLC (the "Investment Manager"). The management policies of the Portfolios are similar, as the Investment Manager manages each Portfolio using its relative value philosophy. U.S. Strategic Equity Portfolio, however, invests in a smaller number of issuers than other, more diversified investment portfolios, such as Equity Portfolio.

          Each Portfolio has the same investment objective, which is to seek long-term capital appreciation. Each Portfolio's investment objective is a fundamental policy which cannot be changed without shareholder approval, as provided under the 1940 Act. Each Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Equity Portfolio invests primarily in securities of relatively large U.S. companies with market capitalizations in the range of companies included in the S&P 500® Index (ranging from approximately $500 million to $371.19 billion as of June 30, 2006). Although U.S. Strategic Equity Portfolio generally focuses on large cap companies, the Portfolio also has opportunistic exposure to mid cap companies. U.S. Strategic Equity Portfolio considers "mid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $1.6 billion to $16.6 billion as of July 31, 2006). From time to time, U.S. Strategic Equity Portfolio may invest in companies with market capitalizations as small as $500 million.

          Under normal circumstances, Equity Portfolio invests at least 80% of its assets in equity securities and U.S. Strategic Equity Portfolio invests at least 80% of its assets in equity securities of U.S. companies. Each Portfolio may invest up to 15% of its total assets in non-U.S. equity securities. Equity Portfolio, however, may only invest in non-U.S. securities that trade in U.S. markets while U.S. Strategic Equity Portfolio does not have this limitation. Each Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

          Under adverse market conditions, each Portfolio may invest some or all of its assets in money market securities. A Portfolio would do this to avoid losses, but it may result in the Portfolio not achieving its investment objective.

          Investment Restrictions. The following is a comparison of the Portfolios' investment restrictions, although none of the differences noted has any material effect on the management of the Portfolios.

          U.S. Strategic Equity Portfolio may invest in securities issued by investment companies to the extent permitted by the 1940 Act (currently 10% of the Portfolio's total assets in securities of other investment companies, 5% of the Portfolio's total assets in the securities of any one investment company and 3% of the total voting stock of any one investment company). Equity Portfolio may not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization and is limited to investing only in closed-end investment companies (up to 10% of the Portfolio's total assets in securities of closed-end investment companies or 5% of the Portfolio's total assets in the securities of any one closed-end investment company). Equity Portfolio may invest up to 10% of the value of its total assets, taken at market value, in securities as to which a liquid trading market does not exist, whereas U.S. Strategic Equity Portfolio may invest up to 15% of the value of its net assets in such investments. Each Portfolio limits investments in securities of issuers conducting their principal business activity in the same industry to less than 25% of the current value of its total assets.

          Each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes to the extent permitted under the 1940 Act (currently no more than 33-1/3% of total assets). In addition, U.S. Strategic Equity Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act, although it has not done so in the past and has no current intention of doing so. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions up to 33 1/3% of the value of its total assets.

          Each Portfolio, to the extent consistent with its investment objective and management policies, may enter into equity, interest rate, index total return and currency swap agreements. U.S. Strategic Equity Portfolio, but not Equity Portfolio, may engage in certain other derivative transactions, including futures transactions, purchasing and selling covered call and put options, and purchasing or selling foreign currency forward contracts and options on foreign currencies. U.S. Strategic Equity Portfolio may make short sales of securities, whereas Equity Portfolio may not.

          Risk Factors. Each Portfolio is subject to similar investment risks, although U.S. Strategic Equity Portfolio's ability to invest in mid cap and small cap companies may carry additional risks described below to the extent it does so. Each Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Accordingly, the value of investments in each Portfolio will fluctuate, which means that the investor can lose money.

          Mid cap and small cap companies' earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of mid cap and small cap companies also tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of U.S. Strategic Equity Portfolio's investments will rise and fall based only on investor perception.

           Foreign securities, particularly those trading in non-U.S. markets, carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

          Because U.S. Strategic Equity Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, U.S. Strategic Equity Portfolio's net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of a larger number of securities.

          Each Portfolio, to the extent consistent with its investment objective and management policies, may enter into equity, interest rate, index total return and currency swap agreements. U.S. Strategic Equity Portfolio also may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The market for many derivatives is, or suddenly can become, illiquid, which may result in significant, rapid and unpredictable changes in the prices for derivatives. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

          See each Portfolio's "Investment Objective, Strategies, Risk/Return and Expenses" section in the Fund's Prospectus for a further description of management policies and investment risks.

          Temporary Suspension of Certain of Equity Portfolio's Investment Restrictions. Because certain of Equity Portfolio's existing investment restrictions could preclude Equity Portfolio from consummating the Exchange in the manner contemplated in the Plan, Equity Portfolio shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict Equity Portfolio's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in Equity Portfolio's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of Equity Portfolio to the extent necessary to permit the consummation of the Exchange. The temporary suspension of Equity Portfolio's investment restrictions will not affect the investment restrictions of U.S. Strategic Equity Portfolio. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

          Fees and Expenses. The following information concerning fees and expenses is derived from each Portfolio's expenses during its semi-annual period ended June 30, 2006. The "Pro Forma After Exchange – U.S. Strategic Equity Portfolio" column illustrates the expenses U.S. Strategic Equity Portfolio would have incurred in the fiscal year ended December 31, 2005, giving effect to the Exchange as if it would have occurred as of the beginning of such fiscal year and using U.S. Strategic Equity Portfolio's management fees as in effect as of January 1, 2006. Shareholder Transaction Fees are paid from your account. Annual Portfolio Operating Expenses are paid out of Portfolio assets, so their effect is included in the Portfolio's share price.

	Equity Portfolio		U.S. Strategic Equity Portfolio		Pro Forma After Exchange-- U.S. Strategic Equity Portfolio
	Institutional Shares	Open Shares	Institutional Shares	Open Shares	Institutional Shares	Open Shares
Shareholder Transaction Fees
Maximum redemption fee
(as a % of amount redeemed)	1.00%*	1.00%*	1.00%	1.00%	1.00%	1.00%
(Charged only when selling or
exchanging shares you have owned
for 30 days or less.)
Annual Portfolio Operating Expenses
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service
(12b-1) Fees	None	.25%	None	.25%	None	.25%
Other Expenses	.30%	.49%	.50%	8.36%	.26%	.38%
Total Annual Portfolio
Operating Expenses	1.05%	1.49%	1.25%	9.36%	1.01%	1.38%

Fee Waiver and
Expense Reimbursement**	N/A	N/A	.20%	8.01%	N/A	.03%

Net Expenses	1.05%	1.49%	1.05%	1.35%	1.01%	1.35%

________________________________

*	No redemption fees will be imposed on Equity Portfolio shares in connection with the Exchange.

**	Reflects a contractual obligation by the Investment Manager to waive its fees and reimburse U.S. Strategic Equity Portfolio through December 31, 2006, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively. The Investment Manager also has agreed to waive its fees and reimburse expenses to maintain U.S. Strategic Equity Portfolio's Total Annual Portfolio Operating Expenses at no greater than the current expense ratios of Equity Portfolio shown in the table for the two-year period after the Exchange.

          Expense Example. This example is intended to help you compare the fees and expenses of investing in Equity Portfolio, U.S. Strategic Equity Portfolio and U.S. Strategic Equity Portfolio after the Exchange (the "Combined Portfolio"). It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% annual return each year, redemption at the end of each period and no changes in operating expenses. The one-year example for U.S. Strategic Equity Portfolio reflects the fee waiver and expense reimbursement by the Investment Manager through December 31, 2006 as described above. The examples for the Combined Portfolio reflect the two-year fee waiver and expense reimbursement by the Investment Manager as described above. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

	Equity Portfolio		U.S. Strategic Equity Portfolio		Pro Forma After Exchange-- Combined Portfolio
	Institutional Shares	Open Shares	Institutional Shares	Open Shares	Institutional Shares	Open Shares
1 Year	$ 99	$ 137	$ 107	$ 137	$ 103	$ 137
3 Years	$ 309	$ 428	$2,729	$ 5,203	$ 322	$ 431
5 Years	$ 536	$ 739	$4,910	$ 7,824	$ 558	$ 749
10 Years	$1,190	$1,624	$8,889	$10,094	$1,236	$1,652

          Past Performance. The bar charts and tables below illustrate some of the risks of investing in each Portfolio. The bar charts show you how the performance of each Portfolio's Institutional Shares has varied from year-to-year. The tables compare the average annual total returns of each Portfolio's Institutional Shares and Open Shares to those of certain comparative indices. Each Portfolio's returns are compared to those of the S&P 500 Index, an unmanaged market-capitalization weighted index of 500 common stocks which is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both tables assume reinvestment of dividends and distributions. In addition, the U.S. Strategic Equity Portfolio table reflects the fact that certain expenses have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Past performance does not indicate how a Portfolio will perform in the future.

          After-tax performance is shown only for Institutional Shares of each Portfolio. After-tax performance of the Open Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

U.S. Strategic Equity Portfolio—Institutional Shares
Year-by-Year Total Return as of 12/31 (%)

4.99%

2005

Best Quarter: Worst Quarter:	9/30/05 3/31/05	3.60% (2.30)%

The year-to-date total return for Institutional Shares of U.S. Strategic Equity Portfolio as of 6/30/2006 was 2.31%.

U.S. Strategic Equity Portfolio
Average Annual Total Returns as of 12/31/05

	Inception Date	1 Year	Since Inception
Institutional Shares	12/30/2004	4.99%	4.96%
Returns before taxes
Institutional Shares		4.68%	4.65%
Returns after taxes on distributions
Institutional Shares		3.35%	3.33%
Returns after taxes on distributions
and sale of fund shares
Open Shares	12/30/2004	4.79%	4.76%
S&P 500 Index		4.91%	4.91%
reflects no deduction for fees,
expenses or taxes

Equity Portfolio—Institutional Shares
Year-by-Year Total Return as of 12/31

19.91%	25.13%	17.31%	4.23%	(2.64)%	(5.90)%	(16.84)%	25.37%	12.49%	4.06%

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Best Quarter: Worst Quarter:	12/31/98 9/30/02	21.97% (16.91)%

The year-to-date total return for Institutional Shares of Equity Portfolio as of 6/30/2006 was 2.96%.

Equity Portfolio
Average Annual Total Returns as of 12/31/05

	Inception Date	1 Year	5 Years	10 Years	Since Inception
Institutional Shares	6/1/87	4.06%	2.81%	7.45%	9.99%
Returns before taxes
Institutional Shares		3.91%	2.11%	5.34%	7.93%
Returns after taxes on
distributions
Institutional Shares		2.84%	2.10%	5.45%	7.79%
Returns after taxes on
distributions and sale of
portfolio shares
Open Shares	2/5/97	3.67%	2.47%	5.31%	N/A
S&P 500 Index		4.91%	0.54%	9.07%	10.71%
reflects no deduction for fees, expenses or taxes					(Inst	itutional)
						7.40% (Open)

          Investment Adviser. The Investment Manager serves as each Portfolio's investment adviser and provides day-to-day management of each Portfolio investments and assists in the overall management of the Fund's affairs. The Investment Manager is a subsidiary of Lazard Frères & Co. LLC ("Lazard"), which was founded in 1848. Lazard established the Investment Manager as its investment management division in 1970. Lazard Ltd is the ultimate parent company of the Investment Manager and Lazard. Lazard Ltd has shares that are publicly traded on the New York Stock Exchange and are held by public stockholders and by current and former managing directors of Lazard Group LLC, the sole member of Lazard and a subsidiary of Lazard Ltd. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $82.6 billion as of June 30, 2006.

          Equity Portfolio's principal portfolio managers are J. Richard Tutino, Managing Director of the Investment Manager, and Andrew D. Lacey, Deputy Chairman and Head of U.S. and Global Products of the Investment Manager, both of whom have been principal portfolio managers of the Portfolio since May 2003. Messrs. Tutino and Lacey also are primary portfolio managers for U.S. Strategic Equity Portfolio, along with Christopher H. Blake, Managing Director of the Investment Manager, Gary Buesser, Senior Vice President of the Investment Manager, and Robert A. Failla, Senior Vice President of the Investment Manager, each of whom have served as the Portfolio's principal portfolio managers since its inception in December 2004.

          Purchase and Redemption Procedures, Distributions, and Shareholder Services. The purchase and redemption procedures, dividend and distribution policies and shareholder services of each Portfolio with respect to each corresponding class of shares are identical. See "Shareholder Information" in the Fund's Prospectus for a complete discussion.

          Distribution and Servicing (12b-1) Plan. The Fund, on behalf of each Portfolio, has adopted a Distribution and Servicing Plan pursuant to Rule 12b-1 (the "12b-1 Plan") under the 1940 Act with respect to the Fund's Open Shares. The 12b-1 Plan is identical as to each Portfolio. Under the 12b-1 Plan, the Fund pays Lazard Asset Management Securities LLC, its distributor, for distribution and servicing provided to holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of each Portfolio's Open Shares. Because these fees are paid out of each Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

REASONS FOR THE EXCHANGE

          The Fund's Board has concluded that the Exchange is in the best interests of each Portfolio and its shareholders. The Board believes that the Exchange will permit shareholders to pursue the same investment objective in a larger fund that has similar investment policies and lower expense ratios without diluting shareholders' interests. As of June 30, 2006, Equity Portfolio and U.S. Strategic Equity Portfolio had net assets of approximately $61.3 million and $57.1 million, respectively. The Investment Manager has agreed to waive its fees and reimburse expenses to maintain U.S. Strategic Equity Portfolio's expenses at no greater than the current expense ratio of 1.05% for Institutional Shares and 1.35% for Open Shares through December 31, 2006. The Investment Manager also has agreed to waive its fees and reimburse expenses to maintain U.S. Strategic Equity Portfolio's expenses at no greater than the current expense ratios shown of Equity Portfolio in the expense table for the two-year period after the Exchange. The Combined Portfolio could produce certain economies of scale, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of each Portfolio's investment objective, management policies, and investment restrictions, as well as that each Portfolio offers identical shareholder services; (2) that Equity Portfolio's principal portfolio managers are also principal portfolio managers of U.S. Strategic Equity Portfolio; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the anticipated lower expense ratio of each class of shares of U.S. Strategic Equity Portfolio after the Exchange and the Investment Manager's commitments regarding fee waivers and reimbursements; (5) the amount of each Portfolio's net assets; (6) the tax-free nature of the Exchange; and (7) the estimated costs to be incurred by each Portfolio as a result of the Exchange.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
VOTE "FOR" THE REORGANIZATION

INFORMATION ABOUT THE EXCHANGE

          Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached hereto as Appendix A. The Plan provides that U.S. Strategic Equity Portfolio will acquire all of the assets of Equity Portfolio, in exchange for U.S. Strategic Equity Portfolio shares, and assume Equity Portfolio's liabilities on the Closing Date. The number of each class of U.S. Strategic Equity Portfolio shares to be issued to Equity Portfolio will be determined on the basis of the relative net asset values per share, computed as of the close of regular trading on the floor of the New York Stock Exchange on the Closing Date (the "Valuation Time"). Portfolio securities of each Portfolio will be valued in accordance with the valuation practices of the Fund, which are described under the caption "Shareholder Information—General" in the Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Fund's Statement of Additional Information.

          Before the Closing Date, Equity Portfolio will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Equity Portfolio shareholders all of Equity Portfolio's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains (after reduction for any capital loss carryforward) in the taxable year ending on or prior to the Closing Date.

          As conveniently as practicable after the Closing Date, Equity Portfolio will distribute pro rata to shareholders of record of its Institutional Shares and Open Shares as of the Valuation Time, in liquidation of Equity Portfolio, Institutional Shares and Open Shares, respectively, of U.S. Strategic Equity Portfolio received by it in the Exchange. Such distribution will be accomplished by establishing an account on the share records of U.S. Strategic Equity Portfolio in the name of each Equity Portfolio shareholder, each account representing the respective pro rata number of U.S. Strategic Equity Portfolio shares due to each Equity Portfolio shareholder. After such distribution and the winding up of its affairs, Equity Portfolio will be terminated as a series of the Fund.

          The Plan may be amended at any time prior to the Exchange. Equity Portfolio will provide its shareholders with information describing any material amendment to the Plan prior to the Exchange. The obligations of each Portfolio under the Plan are subject to various conditions, including approval by the requisite number of Equity Portfolio shares and the continuing accuracy of various representations and warranties of each Portfolio being confirmed by the respective parties.

          In connection with the Exchange, effective as of the Closing Date, the Fund will amend its Articles of Incorporation to: (a) reclassify all of the issued and outstanding Open Shares and Institutional Shares of Equity Portfolio into such number of issued and outstanding Open Shares and Institutional Shares, respectively, of U.S. Strategic Equity Portfolio as is determined in the manner described above on the Closing Date and (b) reclassify all of the authorized but unissued Open Shares and Institutional Shares of Equity Portfolio into authorized but unissued Open Shares and Institutional Shares, respectively, of U.S. Strategic Equity Portfolio. A copy of the Articles of Amendment in the form approved by the Fund's Board is attached hereto as Appendix B.

          The total expenses of the Exchange are expected to be approximately $70,000 and will be borne pro rata according to the aggregate net assets of each Portfolio.

          If the Exchange does not occur, the Fund's Board will consider other appropriate courses of action, which may include resubmitting the Plan for shareholder approval or termination and liquidation of Equity Portfolio.

          Federal Income Tax Consequences. The exchange of Equity Portfolio's assets for U.S. Strategic Equity Portfolio shares is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Portfolio will receive an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of Equity Portfolio's assets in exchange for U.S. Strategic Equity Portfolio shares and the assumption by U.S. Strategic Equity Portfolio of Equity Portfolio's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by Equity Portfolio upon the transfer of its assets to U.S. Strategic Equity Portfolio solely in exchange for U.S. Strategic Equity Portfolio shares and the assumption by U.S. Strategic Equity Portfolio of Equity Portfolio's liabilities or upon the distribution (whether actual or constructive) of U.S. Strategic Equity Portfolio shares to Equity Portfolio shareholders in exchange for their Equity Portfolio shares; (3) no gain or loss will be recognized by U.S. Strategic Equity Portfolio upon the receipt of Equity Portfolio's assets solely in exchange for U.S. Strategic Equity Portfolio shares and the assumption by U.S. Strategic Equity Portfolio of Equity Portfolio's liabilities; (4) no gain or loss will be recognized by Equity Portfolio shareholders upon the exchange of Equity Portfolio shares for U.S. Strategic Equity Portfolio shares; (5) the aggregate tax basis for U.S. Strategic Equity Portfolio shares received by each Equity Portfolio shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Equity Portfolio shares held by such shareholder immediately prior to the Exchange, and the holding period of U.S. Strategic Equity Portfolio shares to be received by each Equity Portfolio shareholder will include the period during which Equity Portfolio shares surrendered in exchange therefor were held by such shareholder (provided Equity Portfolio shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Equity Portfolio's assets acquired by U.S. Strategic Equity Portfolio will be the same as the tax basis of such assets to Equity Portfolio immediately prior to the Exchange, and the holding period of Equity Portfolio's assets in the hands of U.S. Strategic Equity Portfolio will include the period during which those assets were held by Equity Portfolio.

          No opinion will be expressed as to the effect of the reorganization on (1) Equity Portfolio or U.S. Strategic Equity Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (2) any Equity Portfolio shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

          Neither Portfolio has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Equity Portfolio shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. As the foregoing discussion relates only to the federal income tax consequences of the Exchange, Equity Portfolio shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

          Required Vote. Approval of the proposal requires the approval of a majority of the Fund's Directors, including the Independent Directors, and also of a majority of the outstanding Institutional Shares and Open Shares of Equity Portfolio, voting as a single class. Equity Portfolio shareholders are entitled to one vote for each full share held, with fractional votes for fractional shares held. Equity Portfolio shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked if such revocation is received before the meeting. Also, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

          As of October 13, 2006, there were [_______] shares of record of Equity Portfolio entitled to vote.

ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO

          Information about the Portfolios is incorporated by reference into this Prospectus/Proxy Statement from the Portfolios' Prospectuses, each dated May 1, 2006, forming a part of the Fund's Registration Statement on Form N-1A (File Nos. 33-40682; 811-06312).

          Each Portfolio is subject to the requirements of the 1940 Act, and the Fund files reports, proxy and information statements and other information with the Commission. Reports, proxy and information statements and other information filed by the Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 (or by e-mail to publicinfo@sec.gov), at prescribed rates.

           Capitalization. Each Portfolio has classified its shares into two classes—Institutional Shares and Open Shares. The following table sets forth as of June 30, 2006: (1) the capitalization of each class of Equity Portfolio, (2) the capitalization of each class of U.S. Strategic Equity Portfolio, and (3) the pro forma capitalization of U.S. Strategic Equity Portfolio, as adjusted showing the effect of the Exchange had it occurred on such date.

	Equity Portfolio		U.S. Strategic Equity Portfolio		Pro Forma After Exchange-- U.S. Strategic Equity Portfolio*
	Institutional Shares	Open Shares	Institutional Shares	Open Shares	Institutional Shares	Open Shares
Total net assets	$51,196,897	$10,673,945	$56,529,707	$297,214	$107,663,074	$10,964,689
Net asset value
per share	$17.02	$17.00	$10.62	$10.63	$10.61	$10.62
Shares outstanding	3,008,883	627,720	5,322,534	27,968	10,142,959	1,032,386

_________________________

*	Reflects the pro forma allocation of the estimated costs of the Exchange between Institutional Shares and Open Shares.

          As of October 13, 2006, the following shareholders were known by Equity Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of Equity Portfolio:

Name and Address	Equity Portfolio
Percentage of Shares Outstanding
Number of Shares	Before Exchange	After Exchange

Institutional Shares Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013%	%

Lazard Capital Markets LLC Iron Workers Local 40 361 & 417 Topping Out Fund Joint Board of Trustees 583 Route 32 Wallkill, NY 12589-2708%	%

Bank of America TTEE for the International Union Of Operating Engineers Local 57 Annuity P.O. Box 831575 Dallas, TX 75283-1575%	%

Lazard Capital Markets LLC Runneymede Enterprises Ltd. Mr. Adrian Crosbie Jones Private Trust Co Charlotte House Charlotte Street P.O. Box N-65 Nassau, Bahamas	%	%

Lazard Capital Markets LLC Local 1922 Pension Fund 1065 Old Country Road, Suite 214 Westbury, NY 11590-5628%	%

Open Shares Prudential Retirement Insurance & Annuity Co. FBO Various Retirement Plans 801 Pennsylvania Ave. Kansas City, MO 64105-1307%	%

Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246%	%

          As of October 13, 2006, the following shareholders were known by U.S. Strategic Equity Portfolio to own of record 5% or more of the outstanding voting shares of the indicated class of U.S. Strategic Equity Portfolio:

Name and Address	U.S. Strategic Equity Portfolio
Percentage of Shares Outstanding
Number of Shares	Before Exchange	After Exchange

Institutional Shares Nationwide Trust Co. Lazard Freres & Co. LLC Employees Savings Plan 98 San Jacinto Blvd., Ste. 1100 Austin, TX 78701-4255%	%

Lazard Capital Markets LLC Lazard Freres & Co. LLC 30 Rockefeller Plaza, 60th Floor New York, NY 10112%	%

Lazard Capital Markets LLC Lazard Freres & Co. LLC 30 Rockefeller Plaza, 60th Floor New York, NY 10112%	%

Lazard Capital Markets LLC Robinson Brog Leinwand Greene 30 Rockefeller Plaza, 60th Floor New York, NY 10112%	%

Open Shares Lazard Capital Markets LLC Lazard Asset Management LLC 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0002%	%

Lazard Capital Markets LLC Mary Clark Makepeace 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0002%	%

National City Bank TTEE John J. Emery P.O. Box 94984 Cleveland, OH 44101-4984%	%

Lazard Capital Markets LLC George B Reese Trust 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0002%	%

Lazard Capital Markets LLC Drew Taylor 30 Rockefeller Plaza, 60th Floor New York, NY 10112-0002%	%

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Portfolio.

          As of October 13, 2006, the Investment Manager had voting discretion over approximately [__]% of Equity Portfolio's outstanding shares. The Investment Manager has advised the Fund that it intends to vote Equity Portfolio shares over which it has voting discretion in the manner instructed by its clients for whom such shares are held or if such instructions are not received or where the shares are held directly or on behalf of employees of the Investment Manager, in the same proportion as votes cast by other Equity Portfolio shareholders over which it does not have voting discretion.

          As of October 13, 2006, Directors and officers of the Fund, as a group, owned less than 1% of each of Equity Portfolio's and U.S. Strategic Equity Portfolio's outstanding shares.

VOTING INFORMATION

          If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Equity Portfolio shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is properly executed and returned marked with an abstention (together, "abstentions"), Equity Portfolio shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting after considering the nature of the proposal, the percentage of votes and negative votes actually cast, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "against" the Proposal against any adjournment. A quorum is constituted with respect to Equity Portfolio by the presence in person or by proxy of the holders of more than one-third of the outstanding Equity Portfolio shares entitled to vote at the meeting.

          The votes of the shareholders of U.S. Strategic Equity Portfolio are not being solicited since their approval or consent is not necessary for the reorganization.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of Equity Portfolio and U.S. Strategic Equity Portfolio for the fiscal year ended December 31, 2005 have been incorporated herein by reference in reliance upon the authority of the report given by Anchin, Block & Anchin LLP, the Fund's independent registered public accounting firm. The unaudited financials of each of the Portfolios for the semi-annual period ended June 30, 2006 also are incorporated herein by reference.

OTHER MATTERS

          The Fund's Directors are not aware of any other matters which may come before the Special Meeting of Shareholders. However, should any such matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS
AND THEIR NOMINEES

          Please advise Equity Portfolio, in care of the Fund, 30 Rockefeller Plaza, 49th Floor, New York, New York 10112, Attention: Mutual Fund Servicing Department, whether other persons are the beneficial owners of Equity Portfolio shares and, if so, the number of copies of this Prospectus/Proxy Statement and other material you wish to receive in order to supply copies to the beneficial owners of such shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

PLAN OF REORGANIZATION

          PLAN OF REORGANIZATION dated as of August 1, 2006 (the "Plan") adopted with respect to Lazard Equity Portfolio (the "Portfolio") and Lazard U.S. Strategic Equity Portfolio (the "Acquiring Portfolio"), each a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund").

          This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Portfolio to the Acquiring Portfolio in exchange solely for the Acquiring Portfolio's Open Shares ("Acquiring Portfolio Open Shares") and Institutional Shares ("Acquiring Portfolio Institutional Shares" and, together with Acquiring Portfolio Open Shares, the "Acquiring Portfolio Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Portfolio of certain liabilities of the Portfolio and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Portfolio Shares to the shareholders of the Portfolio in liquidation of the Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (the "Reorganization").

          WHEREAS, the Portfolio and the Acquiring Portfolio are each diversified series of the Fund, a registered, open-end management investment company, and the Portfolio owns securities which are assets of the character in which the Acquiring Portfolio is permitted to invest;

          WHEREAS, both the Acquiring Portfolio and the Portfolio are authorized to issue their shares of common stock;

          WHEREAS, the Fund's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of the Portfolio and the Portfolio's shareholders and that the interests of the Portfolio's existing shareholders will not be diluted as a result of the Reorganization; and

          WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Portfolio and the Acquiring Portfolio's shareholders and that the interests of the Acquiring Portfolio's existing shareholders will not be diluted as a result of the Reorganization:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1.    THE REORGANIZATION.

          1.1    Subject to the terms and conditions contained herein, the Portfolio agrees to assign, transfer and convey to the Acquiring Portfolio all of the assets of the Portfolio, including all securities and cash (subject to liabilities), and the Acquiring Portfolio agrees in exchange therefor (a) to deliver to the Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Portfolio, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Portfolio Shares, the Acquiring Portfolio shall credit the Acquiring Portfolio Shares to the Portfolio's account on the books of the Acquiring Portfolio and shall deliver a confirmation thereof to the Portfolio.

          1.2    The Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Portfolio prepared by Lazard Asset Management LLC ("Lazard"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Portfolio shall assume only those liabilities of the Portfolio reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3    Delivery of the assets of the Portfolio to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, the Acquiring Portfolio's custodian (the "Custodian"), for the account of the Acquiring Portfolio, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Portfolio free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available Portfolios payable to the order of the Custodian for the account of the Acquiring Portfolio.

          1.4    The Portfolio will pay or cause to be paid to the Acquiring Portfolio any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Portfolio hereunder. The Portfolio will transfer to the Acquiring Portfolio any distributions, rights or other assets received by the Portfolio after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Portfolio on the Closing Date and shall not be separately valued.

          1.5    As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Portfolio will liquidate and distribute pro rata to the Portfolio's Open and Institutional Shareholders of record, determined as of the close of business on the Closing Date ("Portfolio Shareholders"), Acquiring Portfolio Open Shares and Acquiring Portfolio Institutional Shares, respectively, received by the Portfolio pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Portfolio Shareholders and representing the respective pro rata number of the applicable Acquiring Portfolio Shares due such shareholders, by Class (i.e., the account for a Portfolio Shareholder of the Portfolio's Open Shares shall be credited with the respective pro rata number of Acquiring Portfolio Open Shares due that shareholder, the account for a Portfolio Shareholder of the Portfolio's Institutional Shares shall be credited with the respective pro rata number of Acquiring Portfolio Institutional Shares due that shareholder). All issued and outstanding shares of the Portfolio simultaneously will be canceled on the books of the Portfolio; Portfolio share certificates, if any, will be exchanged for Acquiring Portfolio share certificates upon presentation to the Acquiring Portfolio's transfer agent.

          1.6    Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. The Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's current prospectus and statement of additional information; the Acquiring Portfolio, however, will not issue share certificates in the Reorganization.

          1.7    Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquiring Portfolio Shares on the books of the Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

          1.8    Any reporting responsibility of the Portfolio is and shall remain the responsibility of the Portfolio up to and including the Closing Date and such later date on which the Portfolio's existence is terminated.

          1.9    As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, but in all events within six months after the Closing Date, the Portfolio shall be terminated as a series of the Fund and any further actions shall be taken in connection therewith as required by applicable law.

           2.    VALUATION.

          2.1    The value of the Portfolio's assets to be acquired, and the amount of the Portfolio's liabilities to be assumed, by the Acquiring Portfolio hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), and then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Portfolio.

          2.2    The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Portfolio, which are and shall be consistent with the policies currently in effect for the Portfolio.

          2.3    The number of Acquiring Portfolio Open Shares and Acquiring Portfolio Institutional Shares to be issued (including fractional shares, if any) in exchange for the Portfolio's net assets shall be determined by dividing the value of the net assets attributable to each Class of the Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the corresponding Class, determined in accordance with paragraph 2.2.

          2.4    All computations of value shall be made in accordance with the regular practices of Lazard as Portfolio accountant for the Portfolio and the Acquiring Portfolio.

            3.   CLOSING AND CLOSING DATE.

          3.1    The Closing Date shall be December 1, 2006, or such other date as the Fund may determine. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Lazard, 30 Rockefeller Plaza, New York, New York, or such other time and/or place as the Fund may determine.

          3.2    The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Portfolio's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date.

          3.3    If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Portfolio shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4    The transfer agent for the Portfolio shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Portfolio Shareholders and the number and percentage ownership of outstanding Open Shares and Institutional Shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio's transfer agent shall issue and deliver to the Secretary of the Fund a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Portfolio Shares have been credited to the Portfolio's account on the books of the Acquiring Portfolio, and shall deliver thereto at the Closing a certificate as to the opening of accounts in the Portfolio Shareholders' names on the Acquiring Portfolio's share transfer books.

            4.   CONDITIONS PRECEDENT.

          4.1    The Fund's obligation to implement this Plan on the Acquiring Portfolio's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

           (a)    The Portfolio is a duly established and designated series of the Fund, and the Fund is duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Plan.

          (b)    The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

          (c)    The current prospectus and statement of additional information of the Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d)    The Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Portfolio or by which the Portfolio is bound.

          (e)    The Portfolio has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (f)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g)    The Statements of Assets and Liabilities of the Portfolio for each of its five fiscal years ended December 31, 2005 have been audited by Anchin, Block & Anchin LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Portfolio as of such dates, and there are no known contingent liabilities of the Portfolio as of such dates not disclosed therein.

           (h)   Since December 31, 2005, there has not been any material adverse change in the Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

           (i)   At the Closing Date, all federal and other tax returns and reports of the Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

           (j)   For each taxable year of its operation (including the taxable year ending at the Closing Date), the Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

           (k)   All issued and outstanding shares of the Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Portfolio's shares, nor is there outstanding any security convertible into any of the Portfolio's shares.

           (l)   On the Closing Date, the Portfolio will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

           (m)   This Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Portfolio's Shareholders, this Plan will constitute the valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (n)   The proxy statement of the Fund, on behalf of the Portfolio (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.4, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2    The Fund's obligation to implement this Plan on the Portfolio's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

           (a)   The Acquiring Portfolio is a duly established and designated series of the Fund.

          (b)    The Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Portfolio Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

          (c)    The current prospectus and statement of additional information of the Acquiring Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d)    The Acquiring Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party on behalf of the Acquiring Portfolio or by which the Acquiring Portfolio is bound.

          (e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f)    The Statements of Assets and Liabilities of the Acquiring Portfolio for each of its five fiscal years ended December 31, 2005 have been audited by Anchin, Block & Anchin LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquiring Portfolio as of such dates.

          (g)    Since December 31, 2005, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

          (h)    At the Closing Date, all federal and other tax returns and reports of the Acquiring Portfolio required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (i)    For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and it will meet such requirements for the taxable year in which the Closing occurs.

           (j)    All issued and outstanding shares of the Acquiring Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares.

          (k)    The Plan will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Portfolio's shareholders, this Plan will constitute the valid and legally binding obligation of the Acquiring Portfolio enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

           (l)   The Proxy Statement included in the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          (m)    No consideration other than the Acquiring Portfolio Shares (and the Acquiring Portfolio's assumption of the Portfolio's liabilities) will be issued in exchange for the Portfolio's assets in the Reorganization.

          (n)    The Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Portfolio, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the regulations under the Code) to the Acquiring Portfolio, have any plan or intention to redeem or otherwise reacquire—during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person—with consideration other than Acquiring Portfolio Shares, any Acquiring Portfolio Shares issued to Portfolio Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by Section 22(e) of the 1940 Act.

          (o)    The Acquiring Portfolio will, after the Reorganization, (i) continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the regulations under the Code) that the Portfolio conducted before the Reorganization and (ii) use a significant portion of the Portfolio's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the regulations under the Code) in that business.

          (p)    The Acquiring Portfolio does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Portfolio.

            5.   COVENANTS OF THE FUND, ON BEHALF OF THE ACQUIRING PORTFOLIO AND THE PORTFOLIO, RESPECTIVELY.

          5.1    The Acquiring Portfolio and the Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

          5.2    The Fund will call a meeting of the Portfolio's shareholders to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3    Subject to the provisions of this Plan, the Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan. 5.4 The Portfolio will prepare a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Portfolio's shareholders to consider approval of this Plan and the transactions contemplated herein.

          5.5    The Acquiring Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          5.6    The Fund shall have delivered to the Acquiring Portfolio a statement of the Portfolio's assets and liabilities, together with a list of the Portfolio's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

          6.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Portfolio or the Acquiring Portfolio, the Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          6.1    This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Portfolio in accordance with the provisions of the Fund's Charter and the 1940 Act.

          6.2    On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

          6.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Portfolio or the Acquiring Portfolio, provided that the Fund may waive any of such conditions.

          6.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          6.5    The Portfolio shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Portfolio shareholders all of the Portfolio's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

          6.6    The Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a)    The Acquiring Portfolio's acquisition of all of the Portfolio's assets in exchange solely for the Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio, followed by the distribution by the Portfolio of the Acquiring Portfolio Shares pro rata to Portfolio Shareholders in complete liquidation of the Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Portfolio and the Acquiring Portfolio will be "a party to a reorganization;" (b) no gain or loss will be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio pursuant to the Reorganization; (c) no gain or loss will be recognized by the Portfolio upon the transfer of the Portfolio's assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of certain identified liabilities of the Portfolio or upon the distribution (whether actual or constructive) of Acquiring Portfolio Shares to Portfolio Shareholders constructively in exchange for their shares of the Portfolio in liquidation of the Portfolio pursuant to the Reorganization; (d) no gain or loss will be recognized by Portfolio Shareholders upon the exchange of their Portfolio shares for the Acquiring Portfolio Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Portfolio Shares received by each Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Portfolio shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio Shares received by each Portfolio Shareholder will include the period during which the Portfolio shares exchanged therefor were held by such Shareholder (provided the Portfolio shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Portfolio asset acquired by the Acquiring Portfolio will be the same as the tax basis of such asset to the Portfolio immediately prior to the Reorganization, and the holding period of each asset of the Portfolio in the hands of the Acquiring Portfolio will include the period during which that asset was held by the Portfolio.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Portfolio or the Acquiring Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Portfolio that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

          7.    TERMINATION OF PLAN; EXPENSES.

          7.1    This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date (and notwithstanding any vote of the Portfolio's shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

          7.2    If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Fund, as the case may be, in respect of this Plan.

           7.3   Equity Portfolio and U.S. Strategic Equity Portfolio shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Plan is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

          8.    WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Portfolio or of the Acquiring Portfolio, as the case may be.

          9. MISCELLANEOUS.

          9.1    This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization of this Plan by the Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

          9.2    This Plan shall bind and inure to the benefit of the Fund and its successors and assigns. The Fund's obligations under this Plan are not binding on or enforceable against any of its directors, officers, or shareholders or any series of the Fund other than the Portfolio and the Acquiring Portfolio (each a "Reorganizing Series") but are only binding on and enforceable against the Reorganizing Series' respective property. The Fund, in asserting any rights or claims on behalf of either Reorganizing Series under this Plan, shall look only to property of the other Reorganizing Series in settlement of such rights or claims and not to such directors, officers, or shareholders. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Fund and its successors and assigns, any rights or remedies under or by reason of this Plan.

          IN WITNESS WHEREOF, each Portfolio has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ATTEST:	THE LAZARD FUNDS, INC. on behalf of Lazard Equity Portfolio By: Nathan A. Paul, Vice President and Secretary

ATTEST:	THE LAZARD FUNDS, INC. on behalf of Lazard U.S. Strategic Equity Portfolio By: Nathan A. Paul, Vice President and Secretary

APPENDIX B

THE LAZARD FUNDS, INC.

ARTICLES OF AMENDMENT

          THE LAZARD FUNDS, INC., a Maryland corporation having its principal office in Maryland in the City of Baltimore, Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation that:

          FIRST: The Charter of the Corporation is amended by reclassifying and changing all of the Open Shares and Institutional Shares of Lazard Equity Portfolio ("Equity Portfolio"), to Open Shares and Institutional Shares, respectively, of Lazard U.S. Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio"), on the terms set forth herein.

          SECOND: Upon effectiveness of these Articles of Amendment:

(a) All of the assets and liabilities belonging to Equity Portfolio and attributable to its Open Shares and Institutional Shares, shall be conveyed, transferred and delivered to U.S. Strategic Equity Portfolio, and shall thereupon become and be assets and liabilities belonging to U.S. Strategic Equity Portfolio and attributable to its Open Shares and Institutional Shares, respectively.

(b) Each of the issued and outstanding Open Shares and Institutional Shares (and fractions thereof) of Equity Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to full and fractional issued and outstanding Open Shares and Institutional Shares, respectively, of U.S. Strategic Equity Portfolio in such number of such Open Shares as shall be determined by dividing the net asset value of an Open Share of Equity Portfolio by the net asset value of an Open Share of U.S. Strategic Equity Portfolio, and in such number of such Institutional Shares as shall be determined by dividing the net asset value of an Institutional Share of Equity Portfolio by the net asset value of an Institutional Share of U.S. Strategic Equity Portfolio, all determined as of the effective time of these Articles of Amendment.

(c) Each unissued Open Share and each unissued Institutional Share (or fraction thereof) of Equity Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to such number of unissued Open and Institutional Shares (or fractions thereof), respectively, of U.S. Strategic Equity Portfolio as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued Open and Institutional Shares of U.S. Strategic Equity Portfolio being increased by 50,000,000 Open Shares and 50,000,000 Institutional Shares, less the number of respective issued and outstanding Open and Institutional Shares of U.S. Strategic Equity Portfolio resulting from paragraph (b) above.

(d) Open accounts on the share records of U.S. Strategic Equity Portfolio shall be established representing the appropriate number of shares of stock owned by the former holders of Open and Institutional Shares of Equity Portfolio.

          THIRD: This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof and does not amend the description of any class of stock as set forth in the Charter. The amendment reclassifies and changes the 50,000,000 previously authorized Open Shares and 50,000,000 previously authorized Institutional Shares of Equity Portfolio to 50,000,000 additional authorized Open Shares and 50,000,000 additional authorized Institutional Shares, respectively, of U.S. Strategic Equity Portfolio.

          FOURTH: Outstanding certificates representing issued and outstanding Open and Institutional Shares of Equity Portfolio immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the appropriate number, calculated as set forth above, of Open and Institutional Shares, respectively, of U.S. Strategic Equity Portfolio. Certificates representing Open and Institutional Shares of U.S. Strategic Equity Portfolio resulting from the aforesaid change and reclassification need not be issued until certificates representing the Open and Institutional Shares of Equity Portfolio so changed and reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

          FIFTH: This amendment has been duly authorized and declared advisable by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

          SIXTH: These Articles of Amendment shall be effective as of 5:00 p.m., December 1, 2006.

          IN WITNESS WHEREOF, THE LAZARD FUNDS, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President, and witnessed by its Vice President and Secretary, as of the _____ day of _______, 2006. The undersigned President of The Lazard Funds, Inc. who executed on behalf of said Corporation these Articles of Amendment, hereby acknowledges, in the name and on behalf of said Corporation, these Articles of Amendment to be the corporate act of said Corporation and certifies that to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

THE LAZARD FUNDS, INC. By: /s/ Charles Carroll President

WITNESS:

By:  /s/
            Nathan A. Paul
            Vice President and Secretary

Lazard Equity Portfolio

Special Meeting of Shareholders – November 29, 2006
Proxy Solicited on Behalf of Board of Directors

          The undersigned holder of shares of common stock of Lazard Equity Portfolio (the "Portfolio"), a series of The Lazard Funds, Inc., a Maryland corporation (the "Fund"), hereby appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Fund at 30 Rockefeller Plaza, 58th Floor, Conference Room A, New York, New York 10112, on Wednesday, November 29, 2006, at 3:00 p.m., and at any and all adjournments thereof, and thereat to vote all shares of common stock of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Please mark the boxes in blue or black ink.

1.

To approve a Plan of Reorganization providing for the transfer of all of the assets of Equity Portfolio to Lazard U.S Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio"), a series of the Fund, in exchange for U.S. Strategic Equity Portfolio's Institutional Shares and Open Shares, having an aggregate net asset value equal to the value of Equity Portfolio's assets and the assumption by U.S. Strategic Equity Portfolio of Equity Portfolio's liabilities (the "Reorganization"). Institutional Shares and Open Shares of U.S. Strategic Equity Portfolio received by Equity Portfolio in the Reorganization will be distributed by Equity Portfolio to shareholders of its Institutional Shares and Open Shares, respectively, in liquidation of Equity Portfolio, after which Equity Portfolio will cease operations.

For /_/	Against /_/	Abstain /_/

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Dated: _____________________________, 2006 ___________________________________ Signature ___________________________________ Signature

By signing this Proxy, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

THE LAZARD FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

October __, 2006

Acquisition of the Assets of

LAZARD EQUITY PORTFOLIO

By and in Exchange for Shares of

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

30 Rockefeller Plaza
New York, New York 10112

1-800-823-6300

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October __, 2006 relating specifically to the proposed transfer of all of the assets of Lazard Equity Portfolio ("Equity Portfolio"), a series of The Lazard Funds, Inc. (the "Fund"), in exchange for Open and Institutional Shares of Lazard U.S. Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio" and, together with Equity Portfolio, the "Portfolios"), a series of the Fund, and the assumption by U.S. Strategic Equity Portfolio of liabilities of Equity Portfolio. The transfer is to occur pursuant to the Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1.    The Portfolios' Annual Report for the fiscal year ended December 31, 2005.

          2.    The Portfolios' Statement of Additional Information dated May 1, 2006.

          3.    Pro forma financial statements of U.S. Strategic Equity Portfolio and Equity Portfolio giving effect to the proposed Exchange.

          The Prospectus/Proxy Statement dated October __, 2006 may be obtained by writing to The Lazard Funds, Inc., 30 Rockefeller Plaza, New York, New York 10112.

DOCUMENTS INCORPORATED BY REFERENCE

          The Portfolios' Statement of Additional Information dated May 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 39 to the Fund's Registration Statement on Form N-1A filed April 28, 2006 (File No. 33-40682), and to the filing made pursuant to Rule 497 under the Securities Act of 1933, as amended, on May 5, 2006. The financial statements of the Portfolios are incorporated herein by reference to the Annual Report for the fiscal year ended December 31, 2005.

Pro-Forma Statement of Investments (unaudited)
Lazard U.S. Strategic Equity Portfolio
June 30, 2006
                                                                  Shares                                    Value
                                                    -----------------------------------  -------------------------------------------
                                                                           Lazard U.S.
                                                                           Strategic
                                                    Lazard                 Equity        Lazard
                                                    U.S.                   Portfolio     U.S.                    Lazard U.S.
                                                    Strategic   Lazard     Pro-          Strategic     Lazard    Strategic Equity
                                                    Equity      Equity     Forma         Equity        Equity    Portfolio
                                                    Portfolio   Portfolio  Combined      Portfolio     Portfolio Pro-Forma Combined
                                                    ---------------------------------   ---------------------------------------------

Common Stocks                              97.9%
Alcohol & Tobacco                           1.4%
Altria Group, Inc.                                   10,100      11,800     21,900       741,643       866,474   $ 1,608,117
                                                                                                                 -----------

Banking                                     6.1%
Bank of America Corp.                                52,076      58,338    110,414     2,504,856     2,806,058     5,310,914
The Bank of New York Co., Inc.                       29,325      29,300     58,625       944,265       943,460     1,887,725
                                                                                                                 -----------
                                                                                                                   7,198,639
                                                                                                                 -----------

Building & Construction                     0.6%
Masco Corp.                                            --        23,100     23,100          --         684,684       684,684
                                                                                                                 -----------

Cable & Broadcasting                        1.1%
Comcast Corp., Class A (a)                           17,200      22,200     39,400       563,816       727,716     1,291,532
                                                                                                                 -----------

Chemicals                                  3.5%
Cabot Corp.                                          19,560      10,200     29,760       675,211       352,104     1,027,315
Du Pont (E.I.) de Nemours & Co.                      13,080      10,500     23,580       544,128       436,800       980,928
Sigma-Aldrich Corp. (c)                               8,600       4,600     13,200       624,704       334,144       958,848
The Dow Chemical Co.                                 14,300      15,800     30,100       558,129       616,674     1,174,803
                                                                                                                 -----------
                                                                                                                   4,141,894
                                                                                                                 -----------

Commercial Services                        2.5%
ARAMARK Corp., Class B                               16,925      11,100     28,025       560,387       367,521       927,908
Automatic Data Processing, Inc.                        --        27,375     27,375          --       1,241,456     1,241,456
DST Systems, Inc. (a)                                13,300        --       13,300       791,350          --         791,350
                                                                                                                 -----------
                                                                                                                   2,960,714
                                                                                                                 -----------

Computer Software                         6.6%
Microsoft Corp.                                      89,905     125,330    215,235     2,094,787     2,920,189     5,014,976
Oracle Corp. (a)                                     93,660      96,850    190,510     1,357,133     1,403,357     2,760,490
                                                                                                                 -----------
                                                                                                                   7,775,466
                                                                                                                 -----------

Consumer Products                         2.1%
Fortune Brands, Inc.                                 10,045       5,900     15,945       713,295       418,959     1,132,254
The Stanley Works                                    20,185       9,300     29,485       953,136       439,146     1,392,282
                                                                                                                 -----------
                                                                                                                   2,524,536
                                                                                                                 -----------

Drugs                                     2.7%
Bristol-Myers Squibb Co.                               --        32,800     32,800          --         848,208       848,208
Pfizer, Inc.                                         22,820      26,190     49,010       535,585       614,679     1,150,264
Sepracor, Inc. (a), (c)                              11,000      10,800     21,800       628,540       617,112     1,245,652
                                                                                                                 -----------
                                                                                                                   3,244,124
                                                                                                                 -----------

Energy Integrated                         6.0%
Chevron Corp.                                        14,705      12,888     27,593       912,592       799,829     1,712,421
ConocoPhillips                                        9,200      10,260     19,460       602,876       672,338     1,275,214
Exxon Mobil Corp.                                     9,300      39,898     49,198       570,555     2,447,742     3,018,297
Massey Energy Co.                                    23,400       8,700     32,100       842,400       313,200     1,155,600
                                                                                                                 -----------
                                                                                                                   7,161,532
                                                                                                                 -----------

Energy Services                          3.1%
BJ Services Co.                                      14,770      19,900     34,670       550,330       741,474     1,291,804
Halliburton Co. (c)                                    --         5,700      5,700          --         422,997       422,997
The Williams Cos., Inc.                              41,700      42,100     83,800       974,112       983,456     1,957,568
                                                                                                                 -----------
                                                                                                                   3,672,369
                                                                                                                 -----------

Financial Services                      10.4%
A.G. Edwards, Inc.                                   10,800      12,300     23,100       597,456       680,436     1,277,892
American Express Co.                                   --        12,100     12,100          --         643,962       643,962
Ameriprise Financial, Inc.                           13,370        --       13,370       597,238          --         597,238
Citigroup, Inc.                                      15,005      26,417     41,422       723,841     1,274,356     1,998,197
JPMorgan Chase & Co.                                 27,945      37,346     65,291     1,173,690     1,568,532     2,742,222
MasterCard, Inc., Class A (c)                        13,400      14,300     27,700       643,200       686,400     1,329,600
Mellon Financial Corp.                               31,900      31,000     62,900     1,098,317     1,067,330     2,165,647
The Bear Stearns Cos., Inc.                           5,530       5,800     11,330       774,642       812,464     1,587,106
                                                                                                                 -----------
                                                                                                                  12,341,864
                                                                                                                 -----------

Food & Beverages                        2.0%
Coca-Cola Enterprises, Inc.                          28,800        --       28,800       586,656          --         586,656
Kraft Foods, Inc., Class A (c)                         --        19,500     19,500          --         602,550       602,550
The Coca-Cola Co.                                    14,000      14,700     28,700       602,280       632,394     1,234,674
                                                                                                                 -----------
                                                                                                                   2,423,880
                                                                                                                 -----------

Forest & Paper Products                4.4%
Ball Corp.                                           15,815      16,400     32,215       585,788       607,456     1,193,244
International Paper Co.                              16,770        --       16,770       541,671          --         541,671
Kimberly-Clark Corp.                                 16,880      17,900     34,780     1,041,496     1,104,430     2,145,926
Louisiana-Pacific Corp.                              22,940      23,300     46,240       502,386       510,270     1,012,656
Weyerhaeuser Co.                                       --         4,300      4,300          --         267,675       267,675
                                                                                                                 -----------
                                                                                                                   5,161,172
                                                                                                                 -----------

Health Services                        2.0%
Laboratory Corp. of America
 Holdings (a)                                        16,855      11,700     28,555     1,048,887       728,091     1,776,978
Medco Health Solutions, Inc. (a)                       --         5,600      5,600          --         320,768       320,768
WellPoint, Inc.(a)                                     --         4,400      4,400          --         320,188       320,188
                                                                                                                 -----------
                                                                                                                   2,417,934
                                                                                                                 -----------

Insurance                             4.8%
American International Group, Inc.                     --        13,299     13,299          --         785,306       785,306
Lincoln National Corp.                                 --         7,900      7,900          --         445,876       445,876
Marsh & McLennan Cos., Inc.                          35,800        --       35,800       962,662          --         962,662
PartnerRe, Ltd.                                      15,030       5,570     20,600       962,672       356,759     1,319,431
The Allstate Corp.                                   13,200      15,600     28,800       722,436       853,788     1,576,224
The St. Paul Travelers Cos., Inc.                      --        12,200     12,200          --         543,876       543,876
                                                                                                                 -----------
                                                                                                                   5,633,375
                                                                                                                 -----------

Leisure & Entertainment               5.3%
Cendant Corp.                                        36,000        --       36,000       586,440          --         586,440
Gannett Co., Inc.                                    15,660       7,700     23,360       875,864       430,661     1,306,525
McDonald's Corp.                                     23,155      25,700     48,855       778,008       863,520     1,641,528
News Corp., Class A                                  50,180      53,700    103,880       962,452     1,029,966     1,992,418
Time Warner, Inc.                                    45,200        --       45,200       781,960          --         781,960
                                                                                                                 -----------
                                                                                                                   6,308,871
                                                                                                                 -----------

Manufacturing                         7.9%
General Electric Co.                                   --        53,825     53,825          --       1,774,072     1,774,072
Honeywell International, Inc.                        18,650      22,543     41,193       751,595       908,483     1,660,078
Ingersoll-Rand Co., Ltd., Class A                    14,710        --       14,710       629,294          --         629,294
Pitney Bowes, Inc.                                   28,000      14,800     42,800     1,156,400       611,240     1,767,640
Tyco International, Ltd.                             32,760      29,700     62,460       900,900       816,750     1,717,650
United Technologies Corp.                             9,380      18,500     27,880       594,879     1,173,270     1,768,149
                                                                                                                 -----------
                                                                                                                   9,316,883
                                                                                                                 -----------

Medical Products                      3.6%
Baxter International, Inc.                           16,780        --       16,780       616,833          --         616,833
Invitrogen Corp. (a)                                   --         4,700      4,700          --         310,529       310,529
Johnson & Johnson                                    13,765      35,995     49,760       824,799     2,156,820     2,981,619
Zimmer Holdings, Inc. (a)                              --         5,200      5,200          --         294,944       294,944
                                                                                                                 -----------
                                                                                                                   4,203,925
                                                                                                                 -----------

Printing & Publishing                 1.2%
R.H. Donnelley Corp. (a)                             15,674      11,585     27,259       847,493       626,401     1,473,894
                                                                                                                 -----------

Real Estate                           0.1%
CBL & Associates Properties, Inc.                     2,400        --        2,400        93,432          --          93,432
                                                                                                                 -----------

Retail                                6.7%
Dollar Tree Stores, Inc. (a)                         37,220      24,000     61,220       986,330       636,000     1,622,330
Foot Locker, Inc.                                    28,860        --       28,860       706,781          --         706,781
Liz Claiborne, Inc.                                  25,365      15,800     41,165       940,027       585,548     1,525,575
The Home Depot, Inc.                                 23,400      52,885     76,285       837,486     1,892,754     2,730,240
The Kroger Co.                                       29,700      31,200     60,900       649,242       682,032     1,331,274
                                                                                                                 -----------
                                                                                                                   7,916,200
                                                                                                                 -----------

Semiconductors & Components           1.6%
Flextronics International, Ltd. (a)                  39,000      29,400     68,400       414,180       312,228       726,408
Intel Corp.                                            --        15,720     15,720          --         297,894       297,894
Solectron Corp. (a)                                 163,000      87,100    250,100       557,460       297,882       855,342
                                                                                                                 -----------
                                                                                                                   1,879,644
                                                                                                                 -----------

Technology                            1.5%
Accenture, Ltd., Class A                               --         9,200      9,200          --         260,544       260,544
International Business Machines Corp.                12,390       7,800     20,190       951,800       599,196     1,550,996
                                                                                                                 -----------
                                                                                                                   1,811,540
                                                                                                                 -----------

Technology Hardware                   7.0%
Avaya, Inc. (a)                                     116,875      86,100    202,975     1,334,713       983,262     2,317,975
Cisco Systems, Inc. (a)                              54,755      64,300    119,055     1,069,365     1,255,779     2,325,144
Dell, Inc. (a)                                       24,300      26,800     51,100       593,163       654,188     1,247,351
EMC Corp. (a)                                        54,600      62,300    116,900       598,962       683,431     1,282,393
Hewlett-Packard Co.                                  17,340      18,100     35,440       549,331       573,408     1,122,739
                                                                                                                 -----------
                                                                                                                   8,295,602
                                                                                                                 -----------

Telecommunications                    2.9%
ALLTEL Corp.                                         16,213      10,500     26,713     1,034,876       670,215     1,705,091
Sprint Nextel Corp.                                  37,540      47,126     84,666       750,424       942,049     1,692,473
                                                                                                                 -----------
                                                                                                                   3,397,564
                                                                                                                 -----------

Transportation                        0.8%
Overseas Shipholding Group, Inc.                      5,600       5,400     11,000       331,240       319,410       650,650
Teekay Shipping Corp.                                 7,700        --        7,700       322,168          --         322,168
                                                                                                                  -----------
                                                                                                                     972,818
                                                                                                                  -----------

Total Common Stocks
(Identified cost $112,507,155)                                                                                    115,912,205
                                                                                                                  -----------

Short-Term Investments                4.2%
Collateral for Securities on Loan     2.5%
State Street Navigator Securities
 Lending Prime Portfolio
 5.07% (d), (e)                                          --   2,895,491  2,895,491          --       2,895,491     2,895,491
                                                                                                                  ----------

                                                          Principal Amount (000)
                                                       ----------------------------
Repurchase Agreements                 1.7%
State Street Bank and Trust Co.
 3.98%, 07/03/06
 (Dated 06/30/06, collateralized by
 $1,930,000 United States Treasury
 Notes, 4.125-7.50%,
 03/31/08-11/15/16, with a
 value of $2,094,496)
 Proceeds of $2,043,678                                $1,042    $1,001      $2,043    1,042,000     1,001,000     2,043,000
                                                                                                                   ---------

Total Short-Term Investments
(Identified cost $4,938,491)                                                                                       4,938,491
                                                                                                                   ---------

Total Investments - 102.1%
(Identified cost $117,445,646) (b)                                                                              $120,850,696
Liabilities in Excess of Cash
 and Other Assets - (2.1)%                                                                                        (2,443,806)
                                                                                                                  ----------
Net Assets - 100.0%                                                                                             $118,406,890
                                                                                                                ============
(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Equity	$60,784,040	$5,031,169	$1,443,558	$ 3,587,611
U.S. Strategic Equity	56,661,606	1,795,145	1,977,706	(182,561)

(c)	Security or portion thereof is out on loan.

(d)	Rate shown reflects 7 day yield as of June 30, 2006.

(e)	Represents security purchased with cash collateral received for securities on loan.

See notes to pro forma financial statements.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
June 30, 2006 (unaudited)

	Lazard U.S. Strategic Equity Portfolio	Lazard Equity Portfolio	Adjustments	Lazard U.S. Strategic Equity Portfolio Pro-Forma Combined
ASSETS
Investments in securities, at value	$ 56,479,045	$64,371,651	$ --	$120,850,696
Cash	721	426	--	1,147
Receivables for:
Investments sold	447,593	403,773	--	851,366
Capital stock sold	239,730	60,091	--	299,821
Dividends and interest	56,782	79,618	--	136,400
Income from securities loaned	--	713	--	713

Total assets
	57,223,871	64,916,272	--	122,140,143

LIABILITIES
Payables for:
Management fees	26,270	41,380	--	67,650
Accrued distribution fees	60	2,222	--	2,282
Accrued directors' fees	--	762	--	762
Amounts due upon return of securities on
loan	--	2,895,491	--	2,895,491
Investments purchased	91,908	--	--	91,908
Capital stock repurchased	--	590,605	--	590,605
Accrued merger expense	--	--	70,000	70,000
Other accrued expenses and payables	38,841	45,714	--	84,555
Total liabilities	157,079	3,576,174	70,000	3,803,253

Net assets	$ 57,066,792	$61,340,098	$ (70,000)	$118,336,890

NET ASSETS
Paid in capital	$ 56,573,812	$54,546,907		$111,120,719
Undistributed net investment income	187,549	387,271	(70,000)	504,820
Accumulated undistributed net realized gain	487,992	2,818,309		3,306,301
Net unrealized appreciation (depreciation) on
investments	(182,561)	3,587,611		3,405,050

Net assets	$ 57,066,792	$61,340,098	$ (70,000)	$118,336,890

Institutional Shares
Net assets	$ 56,769,577	$50,607,280	$ (69,635)	$107,307,222
Shares of capital stock outstanding	5,345,107	2,974,173	1,784,978	10,104,258
Net asset value, offering and redemption price
per share	$ 10.62	$ 17.02		$ 10.62
Open Shares
Net assets	$ 297,215	$10,732,818	$ (365)	$ 11,029,668
Shares of capital stock outstanding	27,968	631,179	378,232	1,037,379
Net asset value, offering and redemption price
per share	$ 10.63	$ 17.00		$ 10.63
Cost of investments in securities	$ 56,661,606	$60,784,040		$117,445,646

See notes to pro forma financial statements

Statements of Operations
Year Ended June 30, 2006 (unaudited)

INVESTMENT INCOME	Lazard U.S. Strategic Equity Portfolio	Lazard Equity Portfolio	Adjustments	Lazard U.S. Strategic Equity Portfolio Pro-Forma Combined
Income:
Dividends	$ 422,118	$ 1,862,045	$ --	$ 2,284,163
Interest	45,639	62,688	--	108,327
Income from securities loaned	--	13,081	--	13,081

Total income	467,757	1,937,814	--	2,405,571

Expenses:
Management fees	191,156	780,514	(462)	971,208
Custodian fees	81,652	75,687	(26,318)	131,021
Administration fees	44,861	66,122	(37,500)	73,483
Shareholders' services	43,992	54,646	--	98,638
Professional services	42,580	43,291	(35,000)	50,871
Registration fees	27,408	18,942	(18,000)	28,350
Distribution fees (Open Shares)	548	30,527	--	31,075
Directors' fees and expenses	937	8,597	--	9,534
Shareholder reports	210	9,189	--	9,399
Amortization of offering expenses	14,532	--	(14,532)	--
Other	1,809	6,730	--	8,539

Total gross expenses	449,685	1,094,245	(131,812)	1,412,118

Management fees waived and expenses reimbursed	(172,177)	--	--	(172,177)
Administration fees waived	(8,357)	--	--	(8,357)
Expense reductions	(547)	(322)	--	(869)

Total net expesnes	268,604	1,093,923	(131,812)	1,230,715

Net investment income	199,153	843,891	131,812	1,174,856

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	517,564	15,055,135	--	15,572,699
Net change in unrealized appreciation
(depreciation) of investments	(177,233)	(6,452,091)	--	(6,629,324)

Net gain on investment transactions	340,331	8,603,044	--	8,943,375

NET INCREASE IN NET ASETS
FROM OPERATIONS	$ 539,484	$ 9,446,935	$ 131,812	$ 10,118,231

See notes to pro forma financial statements.

Notes to Pro-Forma Financial Statements
(unaudited)

NOTE 1.   Basis of Merger

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved, subject to shareholder approval, a Plan of Reorganization (the "Plan") by the Fund on behalf of Lazard Equity Portfolio ("Equity Portfolio") and Lazard U.S. Strategic Equity Portfolio ("U.S. Strategic Equity Portfolio"). The Plan provides for the transfer of all of the assets of Equity Portfolio, subject to its liabilities, to U.S. Strategic Equity Portfolio in a tax-free exchange for shares of U.S. Strategic Equity Portfolio and the distribution of such shares to the shareholders of Equity Portfolio (the "Exchange"). The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Portfolios at June 30, 2006. The unaudited pro forma statement of operations reflects the results of operations of the portfolio for the twelve months ended June 30, 2006. These statements have been derived from the books and records of the Fund and the Portfolio utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year for both Portfolios is December 31.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Portfolios included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on June 30, 2006. Following the Exchange, U.S. Strategic Equity Portfolio will be the accounting survivor.

NOTE 2.   Portfolio Valuation

Market values for securities listed on the New York Stock Exchange ("NYSE"), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices.

If a significant event materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund's investment manager (the "Investment Manager"), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's analysts will also be considered. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values.

NOTE 3.   Capital Shares

The pro forma number of shares that would be issuable was calculated by dividing the net assets of each class of Equity Portfolio at June 30, 2006 by the net asset value per share of the corresponding class of U.S. Strategic Equity Portfolio at June 30, 2006.

NOTE 4.  Pro Forma Operating Expenses

The accompanying pro forma financial statements reflect changes in expenses of U.S. Strategic Equity Portfolio as if the Exchange was consummated on June 30, 2006. While it is anticipated that there will be an elimination of certain duplicative expenses as a result of this Exchange, the actual amount of such future expenses is impossible to predict.

NOTE 5.   Federal Income Taxes

If the Exchange is consummated, U.S. Strategic Equity Portfolio would seek to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all its taxable income, including any realized net capital gains, to shareholders, thereby relieving U.S. Strategic Equity Portfolio from all, or substantially all, federal income taxes.

The identified cost of investments for the Portfolios is substantially the same for both accounting and tax purposes. The tax cost of investments will remain unchanged after the Exchange.

PART C
OTHER INFORMATION

All references to the "Registration Statement" are to unless otherwise noted.

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A, filed on April 28, 2006 (the "Registration Statement").

Item 16	Exhibits.

(1)	Articles of Incorporation, Articles of Amendment and Articles Supplementary(1), (2), (3), (5), (6) and (8)
(2)	By-Laws(8)
(3)	Not Applicable
(4)	Plan of Reorganization*
(5)	Reference is made to Exhibits (1) and (2) hereof
(6)(a)	Investment Management Agreement(7)
(6)(b)	Investment Management Agreement, as revised(8)
(7)	Distribution Agreement, as revised(6)
(8)	Not Applicable
(9)	Amended and Restated Custodian Contract(1)
(10)(a)	Distribution and Servicing Plan, as revised(8)
(10(b)	Form of Servicing Agreement(8)
(10)(c)	Rule 18f-3 Plan, as revised(8)
(11)	Consent of counsel*
(12)	Opinion and consent of counsel regarding tax matters**
(13)(a)	Amendment to Revised Transfer Agency and Service Agreement(1)
(13)(b)	Administration Agreement(4)
(14)	Consent of Independent Registered Public Accounting Firm*
(15)	Not Applicable
(16)	Power of Attorney***
(17)(a)	Form of Proxy*
(17)(b)	Registrant's Prospectus and Statement of Additional Information dated May 1, 2006 are incorporated by reference to the Registration Statement.

* ** ***	Filed herein. To be filed by Post-Effective Amendment. Filed as part of signature page.

1.	Incorporated by reference from Registrant's Post-Effective Amendment No. 28 to the Registration Statement filed with the Securities and Exchange Commission (the "SEC") on April 29, 2003.
2.	Incorporated by reference from Registrant's Post-Effective Amendment No. 22 to the Registration Statement filed with the SEC on December 29, 2000.
3.	Incorporated by reference from Registrant's Post-Effective Amendment No. 25 to the Registration Statement filed with the SEC on April 30, 2001.
4.	Incorporated by reference from Registrant's Post-Effective Amendment No. 8 to the Registration Statement filed with the SEC on October 13, 1995.
5.	Incorporated by reference from Registrant's Post-Effective Amendment No. 31 to the Registration Statement filed with the SEC on December 3, 2004.
6.	Incorporated by reference from Registrant's Post-Effective Amendment No. 34 to the Registration Statement filed with the SEC on July 20, 2005.
7.	Incorporated by reference from Registrant's Post-Effective Amendment No. 36 to the Registration Statement filed with the SEC on September 28, 2005.
8.	Incorporated by reference from Registrant's Post-Effective Amendment No. 38 to the Registration Statement filed with the SEC on February 27, 2006.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

                     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 18th day of September, 2006.

THE LAZARD FUNDS, INC. (Registrant) By: /s/ Charles Carroll Charles Carroll, Chief Executive Officer

Power of Attorney

Each person whose signature appears below hereby constitutes and appoints Nathan A. Paul and Brian D. Simon, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments the Fund's Registration Statement on Form N-14 (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles Carroll Charles Carroll	President and Director	September 18, 2006

/s/ Stephen W. St. Clair Stephen W. St. Clair	Treasurer and Chief Financial Officer	September 18, 2006

/s/ John J. Burke John J. Burke	Director	September 18, 2006

/s/ Lester Z. Lieberman Lester Z. Lieberman	Director	September 18, 2006

/s/ Richard Reiss, Jr. Richard Reiss, Jr.	Director	September 18, 2006

/s/ Kenneth S. Davidson Kenneth S. Davidson	Director	September 18, 2006

Exhibit Index

(11)   Consent of counsel.
(14)   Consent of Independent Registered Public Accounting Firm.